                                                                                    September 1, 2011

Dreyfus BASIC Money Market Fund, Inc.

Dreyfus BASIC U.S. Government Money Market Fund

Dreyfus Municipal Bond Opportunity Fund

Dreyfus State Municipal Bond Funds

Supplement to Statement of Additional Information

Dated July 1, 2011, as revised or amended, September 1, 2011

The Statement of Additional Information for the funds listed above, dated July 1, 2011, as revised or amended September 1, 2011, is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com or calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

GRP4-SAI-0911